SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 31, 2003


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation) Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


                Exhibit No.   Description of Exhibit
                ==========    =================================================
                     99.1     Press Release, dated March 31, 2004 announcing its
                              financial results for the year ended December 31, 2003.


Item 12. Results of Operations and Financial Conditions.

     On March 31, 2004, Winmill & Co. Incorporated (the "Company") issued a press release announcing financial results for the year ended December 31, 2003. A copy of the March 31, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     March 31, 2004                        /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated March 31, 2004

                                                                    Exhibit 99.1



                      Winmill & Co. Incorporated Announces
                      Financial Results for the Year Ended
                                December 31, 2003


New York - Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the year ended December 31, 2003.


                                                               2003                         2002
                                                         ------------------           ------------------
Revenues:
Management, distribution and other fees                        $ 1,459,747                  $ 1,469,731
Dividends, interest and other                                       29,649                      179,243
Net unrealized appreciation of publicly held
   affiliates and unrealized and realized gains on
   proprietary trading                                           1,211,157                      161,794
                                                         ------------------           ------------------
Total                                                          $ 2,700,553                  $ 1,810,768
                                                         ==================           ==================

Net Income (Loss)                                                $ 730,616                    $ 137,328
Average Shares
  Basic                                                          1,596,946                    1,638,403
  Diluted                                                        1,631,344                    1,649,129

Share Earnings
  Basic                                                             $ 0.46                       $ 0.08
  Diluted                                                           $ 0.45                       $ 0.08





Contact: William G. Vohrer
         Treasurer
         1-212-785-0900, ext. 279
         wvohrer@winmillco.com